SUPPLEMENT DATED OCTOBER 1, 2018

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND -

FLOATING RATE LOAN PORTFOLIO

DATED MAY 1, 2018

This supplement revises the Floating Rate Loan Portfolio summary prospectus dated May 1, 2018, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Notice of Proposed Reorganization of the Floating Rate Loan Portfolio

On September 26, 2018, the Board of Trustees (the “Board”) of Pacific Select Fund (the “Trust”) approved a plan of reorganization (the “Plan”) pursuant to which the Floating Rate Loan Portfolio (the “Acquired Fund”), a series of the Trust, would be reorganized with and into the Floating Rate Income Portfolio (the “Surviving Fund”), another series of the Trust (the “Reorganization”).  Subject to approval of the Plan by shareholders of the Acquired Fund, the Reorganization is expected to be effective after the close of business on March 1, 2019, or such other date as the parties to the Reorganization may agree (the “Reorganization Date”). The Surviving Fund and the Acquired Fund together are referred to herein as the “Funds.”

Currently, the Acquired Fund offers two classes of shares: Class I and Class P.  All outstanding Class I and Class P shares of the Acquired Fund will participate in the Reorganization. The total expenses associated with the Reorganization are estimated to be approximately 0.02% of the Acquired Fund’s total annual fund operating expenses.  Pacific Life Fund Advisors, LLC, the investment adviser to the Funds, will bear one-half of the expenses associated with the Reorganization.  The Acquired Fund and the Surviving Fund will each bear one quarter of the Reorganization expenses.  If there are redemptions in Class I and Class P shares prior to the date of the Reorganization, any operating expenses of the Acquired Fund through the date of the Reorganization, along with the Acquired Fund’s portion of any Reorganization expenses in excess of the estimate, will be borne by the remaining Class I and Class P shareholders.  Accordingly, shareholders remaining in the Acquired Fund after any such redemptions may experience a further increase in total annual fund operating expenses. The Surviving Fund has lower total annual fund operating expenses than the Acquired Fund.

Shareholder approval of the Plan will be sought at a special meeting of shareholders expected to be held on February 13, 2019.  Owners of variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company and Pacific Life & Annuity Company (the “Insurance Companies”) having a beneficial interest in the Acquired Fund on the record date (“Beneficial Owners”) are entitled to vote as though they are shareholders of the Acquired Fund. Beneficial Owners will receive (i) a Proxy Statement/Prospectus describing in detail both the proposed Reorganization and the Surviving Fund (including, among other things, any differences in strategies, risks and fees between the Surviving Fund and the Acquired Fund) and summarizing the Board’s considerations in recommending that shareholders approve the Plan and (ii) a proxy card and instructions on how to submit their voting instructions. Please refer to the Prospectus for additional information about the Surviving Fund.

Transfers in and out of the Acquired Fund and Surviving Fund. At any time prior to the Reorganization Date, Beneficial Owners may transfer out of the Acquired Fund consistent with the transfer provisions of the applicable variable life insurance or variable annuity product prospectus. Beneficial Owners may transfer into any other available investment option under their policy or contract. The Insurance Companies have informed the Trust that transfers out of the Acquired Fund within 30 days prior to the Reorganization Date and transfers out of the Surviving Fund within 30 days after the Reorganization Date will not count as a transfer for purposes of transfer limitations under the policies or contracts.  Please see the Prospectus for information about other funds of the Trust available for investment.  Please see your product prospectus for more information on transfers, including any restrictions on transfers into the Acquired Fund before the Reorganization Date.

Assuming the Reorganization occurs, all references to the Acquired Fund in the Prospectus will be deleted effective upon the Reorganization Date.  Apart from the proxy materials, no further notification regarding the Reorganization will be sent, unless circumstances change from those described above.

Form No.           15-47878-00

PSFSUM1018